CORPORATE INFORMATION	12 Months Ended
Mar. 31, 2022
Disclosure of notes and other explanatory information [text block] [Abstract]
CORPORATE INFORMATION
1.	CORPORATE INFORMATION

Silvercorp Metals Inc., along with its subsidiaries (collectively the “Company”), is in the business of production, development, exploration and acquisition of mineral properties. The Company’s producing mines are located in China, and current exploration and development projects are located in Mexico and China.

The Company is a publicly listed company incorporated in the Province of British Columbia, Canada, with limited liability under the legislation of the Province of British Columbia. The Company’s shares are traded on the Toronto Stock Exchange and NYSE American.

The head office, registered address and records office of the Company are located at 1066 West Hastings Street, Suite 1750, Vancouver, British Columbia, Canada, V6E 3X1.